SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2003

CLOSURE MEDICAL CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28748 (Commission File Number)	56-1959623 (I.R.S. Employer Identification No.)

5250 Greens Dairy Road Raleigh, North Carolina (Address of Principal Executive Offices)	27616 (Zip Code)

Registrant’s telephone number, including area code: (919) 876-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 16, 2003, issued by Closure Medical Corporation.

Item 9.    Regulation FD Disclosure.

The following information and exhibit is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

On April 16, 2003, Closure Medical Corporation disseminated a press release announcing its first quarter 2003 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOSURE MEDICAL CORPORATION (Registrant)

By:	/s/ BENNY WARD
Benny Ward
Vice President of Finance and Chief Financial Officer

Dated: April 21, 2003

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Exhibit Index

Exhibit
99.1	Press Release, dated April 16, 2003, issued by Closure Medical Corporation.